AGREEMENT AND PLAN OF REORGANIZATION


          THIS AGREEMENT (the "Plan") is made this 24th day of December, 1997, between Environmental Pyrogenics, Inc., a Nevada corporation ("EPI"); Versatech Manufacturing, Inc., a Texas corporation ("Versatech"); and the persons listed in Exhibit A hereof who are the owners of record of all of the outstanding common stock of Versatech and who execute and deliver a copy of this Plan (the "Versatech Stockholders").

          EPI wishes to acquire all of the outstanding common stock of Versatech in exchange for common stock of EPI in a transaction qualifying as a tax-free exchange pursuant to Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended; and

          NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, IT IS AGREED:

                                 Section 1

                             Exchange of Stock

            1.1 Number of Shares. The Versatech Stockholders agree to transfer to EPI at the closing (the "Closing") 100% of the outstanding securities of Versatech, which are listed in Exhibit A hereof attached hereto and incorporated herein by reference (the "Versatech Shares"), in exchange for 3,000,000 post-split shares (as outlined below in Section 1(i) hereof) of the one mill ($0.001) par value "unregistered" and "restricted" common voting stock of EPI, amounting to sixty percent (60%) of EPI's post-Plan outstanding shares (see Sections 1(ii), (iii), (iv) and (v) below [taking into account the issuance of the shares of common stock of EPI outlined therein and the reverse split outlined in Section 1(ii) hereof, there will be 2,000,000 pre-Plan outstanding post-split shares of EPI]) and, to-wit:

                    (i) Prior to the completion of the Plan, EPI shall reverse split its outstanding common and preferred stock on a basis of 157.7668 for one (reducing the common outstanding shares [7,888,334 shares] to 50,000 post-split shares and the preferred outstanding shares [934,167 non-convertible shares having a $0.25 per share liquidation preference and, subject to Board of Director approval, a $0.03125 per share yearly dividend or $29,192 in the aggregate] to 5,921 post-split shares), while retaining their respective current par values and authorized shares, with appropriate adjustments in the additional paid in capital and stated capital accounts of EPI;

                    (ii) EPI shall issue 450,000 post-split shares of its "unregistered" and "restricted" common stock for non-capital raising services rendered and pursuant to a written compensation agreement and Rule 701 of the Securities and Exchange Commission as follows: Leonard
                    W. Burningham, Esq., 90,000  post-split shares; Roger
                    N. Schmidt, Esq., 90,000 post-split shares; William A. Silvey, Jr., 135,000 post-split shares; and W. Scott Thompson, 135,000 post-split shares;

                    (iii) EPI shall also issue 450,000 post-split shares of its "unregistered" and "restricted" common stock to Northport Industries, Inc. for services rendered and to be rendered (100,000 of these shares shall be held in escrow by Leonard W. Burningham, Esq. pending satisfaction of the performance of such services by the Board of Directors of EPI);

                    (iv) Further, EPI shall issue the following additional post-split shares of its "unregistered" and "restricted" common stock for services rendered:
                    Thomas C. Pritchard, Esq., 50,000 shares; Maureen Michelsen, 10,000 shares; Continental Capital Corporation, 50,000 shares (these shares shall be held in escrow by Leonard W. Burningham, Esq. pending satisfaction of the performance of such services by the Board of Directors of EPI); Dufo, Ltd., 20,000 shares; Aurous, Ltd., 130,000 shares; Fulton Holding, Ltd., 195,000 shares; Post Oak, Ltd., 175,000 shares; Rene' Bourgoyne, 20,000 shares; and Finders Performance Escrow, 50,000 shares (these shares shall be held in escrow by Leonard W. Burningham, Esq. pending satisfaction of the performance of such services by the Board of Directors of EPI); and

                    (v) Subject to $350,000 being deposited in escrow by the persons listed in Exhibit B prior to or simultaneous with the execution and delivery of this Plan, which sum shall be paid to the designees of EPI on Closing, an additional 350,000 post-split shares of EPI's "unregistered" and "restricted" common stock shall be issued to the persons listed in Exhibit B. Versatech shall have no responsibility whatsoever for these payments.

            1.2 Delivery of Certificates by Versatech Stockholders. The transfer of the Versatech Shares by the Versatech Stockholders shall be effected by the delivery to EPI at the Closing of stock certificate or certificates representing the transferred shares duly endorsed in blank or accompanied by stock powers executed in blank, with all signatures witnessed or guaranteed to the satisfaction of EPI and with all necessary transfer taxes and other revenue stamps affixed and acquired at the Versatech Stockholders' expense.

            1.3 Further Assurances. At the Closing and from time to time thereafter, the Versatech Stockholders shall execute such additional instruments and take such other action as EPI may request in order to exchange and transfer clear title and ownership in the Versatech Shares to EPI.

            1.4 Resignation of Present Directors and Executive Officers and Designation of New Directors and Executive Officers. On Closing, the present directors and executive officers of EPI shall resign and designate the directors and executive officers nominated by Versatech to serve in his place and stead, until the next respective annual meetings of the stockholders and Board of Directors of EPI, and until their respective successors shall be elected and qualified or until their respective prior resignations or terminations, who shall be: Robert Michelini. President, Chairman of the Board of Directors and a director; Len Baker, Vice President, Treasurer and a director; and Brad Osgood, Secretary and a director.

            1.5 Change of Name and Reverse Split. The Closing shall be subject to the Certificate of Incorporation of EPI being amended to effect a reverse split of its currently outstanding shares of common and preferred stock as outlined in Section 1(i) above; and EPI shall change its name to "Northport Industries, Inc."

            1.6 Assets and Liabilities of EPI at Closing. EPI shall have no material assets and no liabilities at Closing, and all costs incurred by EPI incident to the Plan shall have been paid or satisfied.

                                 Section 2

                                  Closing

          The Closing contemplated by Section 1.1 shall be held at the offices of Leonard W. Burningham, Esq., Suite 205 Hermes Building, 455 East 500 South, Salt Lake City, Utah 84111, unless another place or time is agreed upon in writing by the parties. The Closing may be accomplished by wire, express mail or other courier service, conference telephone communications or as otherwise agreed by the respective parties or their duly authorized representatives.

                                 Section 3

                   Representations and Warranties of EPI

          EPI represents and warrants to, and covenants with, the Versatech Stockholders and Versatech as follows:

            3.1 Corporate Status. EPI is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary (Nevada only.) EPI is a publicly held company, having previously and lawfully offered and sold a portion of its securities in accordance with applicable federal and state securities laws, rules and regulations. There is presently no public market for these or any other securities of EPI, though EPI has a Symbol on the OTC Bulletin Board of "EPYR."

            3.2 Capitalization. The authorized capital stock of EPI consists of 25,000,000 shares of one mill ($0.001) par value common voting stock, of which 7,888,334 pre-split shares are issued and outstanding, all fully paid and non-assessable; and 12,500,000 shares of twenty-five cent ($0.25) par value preferred stock, of which 934,167 pre-split shares are issued and outstanding. Except as otherwise provided herein, there are no outstanding options, warrants or calls pursuant to which any person has the right to purchase any authorized and unissued common or preferred stock of EPI.

            3.3 Financial Statements. The financial statements of EPI furnished to the Versatech Stockholders and Versatech, consisting of audited financial statements for the years ended December 31, 1996 and 1995 and the period ended March 31, 1997, attached hereto as Exhibit C and incorporated herein by reference, are correct and fairly present the financial condition of EPI at such dates and for the periods involved; such statements were prepared in accordance with generally accepted accounting principles consistently applied, and no material change has occurred in the matters disclosed therein, except as indicated in Exhibit D, which is attached hereto and incorporated herein by reference. Such financial statements do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

            3.4 Undisclosed Liabilities. EPI has no liabilities of any nature except to the extent reflected or reserved against in its balance sheets, whether accrued, absolute, contingent or otherwise, including, without limitation, tax liabilities and interest due or to become due, except as set forth in Exhibit D.

            3.5 Interim Changes. Since the date of its balance sheets, except as set forth in Exhibit D, there have been no (1) changes in financial condition, assets, liabilities or business of EPI which, in the aggregate, have been materially adverse; (2) damages, destruction or losses of or to property of EPI, payments of any dividend or other distribution in respect of any class of stock of EPI, or any direct or indirect redemption, purchase or other acquisition of any class of any such stock; or (3) increases paid or agreed to in the compensation, retirement benefits or other commitments to employees.

            3.6 Title to Property. EPI has good and marketable title to all properties and assets, real and personal, reflected in its balance sheets, and the properties and assets of EPI are subject to no mortgage, pledge, lien or encumbrance, except for liens shown therein or in Exhibit D, with respect to which no default exists.

            3.7 Litigation. There is no litigation or proceeding pending, or to the knowledge of EPI, threatened, against or relating to EPI, its properties or business, except as set forth in Exhibit D. Further, no officer, director or person who may be deemed to be an affiliate of EPI is party to any material legal proceeding which could have an adverse effect on EPI (financial or otherwise), and none is party to any action or proceeding wherein any has an interest adverse to EPI.

            3.8 Books and Records. From the date of this Plan to the Closing, EPI will (1) give to the Versatech Stockholders and Versatech or their respective representatives full access during normal business hours to all of its offices, books, records, contracts and other corporate documents and properties so that the Versatech Stockholders and Versatech or their respective representatives may inspect and audit them; and (2) furnish such information concerning the properties and affairs of EPI as the Versatech Stockholders and Versatech or their respective representatives may reasonably request.

            3.9 Tax Returns. EPI has filed all federal and state income or franchise tax returns required to be filed or has received currently effective extensions of the required filing dates.

           3.10 Confidentiality. Until the Closing (and thereafter if there is no Closing), EPI and its representatives will keep confidential any information which they obtain from the Versatech Stockholders or from Versatech concerning the properties, assets and business of Versatech. If the transactions contemplated by this Plan are not consummated by December 31, 1997, EPI will return to Versatech all written matter with respect to Versatech obtained by EPI in connection with the negotiation or consummation of this Plan.

           3.11 Investment Intent. EPI is acquiring the Versatech Shares to be transferred to it under this Plan for investment and not with a view to the sale or distribution thereof, and EPI has no commitment or present intention to liquidate Versatech or to sell or otherwise dispose of the Versatech Shares.

           3.12 Corporate Authority. EPI has full corporate power and authority to enter into this Plan and to carry out its obligations hereunder and will deliver to the Versatech Stockholders and Versatech or their respective representatives at the Closing a certified copy of resolutions of its Board of Directors authorizing execution of this Plan by its officers and performance thereunder, and the sole director adopting and delivering such resolutions is the duly elected and incumbent director of EPI.

           3.13 Due Authorization. Execution of this Plan and performance by EPI hereunder have been duly authorized by all requisite corporate action on the part of EPI, and this Plan constitutes a valid and binding obligation of EPI and performance hereunder will not violate any provision of the Articles of Incorporation, Bylaws, agreements, mortgages or other commitments of EPI.

           3.14 Environmental Matters. EPI has no knowledge of any assertion by any governmental agency or other regulatory authority of any environmental lien, action or proceeding, or of any cause for any such lien, action or proceeding related to the business operations of EPI. In addition, to the best knowledge of EPI, there are no substances or conditions which may support a claim or cause of action against EPI or any of its current or former officers, directors, agents or employees, whether by a governmental agency or body, private party or individual, under any Hazardous Materials Regulations. "Hazardous Materials" means any oil or petrochemical products, PCB's, asbestos, urea formaldehyde, flammable explosives, radioactive materials, solid or hazardous wastes, chemicals, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," or "toxic substances" under any applicable federal or state laws or regulations. "Hazardous Materials Regulations" means any regulations governing the use, generation, handling, storage, treatment, disposal or release of hazardous materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act and the Federal Water Pollution Control Act.

          3.15 Access to Information Regarding Versatech. EPI acknowledges that it has been delivered copies of what has been represented to be documentation containing all material information respecting Versatech and its present and contemplated business operations, potential acquisitions, management and other factors; that it has had a reasonable opportunity to review such documentation and discuss it, to the extent desired, with its legal counsel, directors and executive officers; that it has had, to the extent desired, the opportunity to ask questions of and receive responses from the directors and executive officers of Versatech, and with the legal and accounting firms of Versatech, with respect to such documentation; and that to the extent requested, all questions raised have been answered to its complete satisfaction.

                                 Section 4

          Representations, Warranties and Covenants of Versatech
                      and the Versatech Stockholders

          Versatech and the Versatech Stockholders represent and warrant to, and covenant with, EPI as follows:

            4.1 Versatech Shares. The Versatech Stockholders are the record and beneficial owners of all of the Versatech Shares listed in Exhibit A, free and clear of adverse claims of third parties; and Exhibit A correctly sets forth the names, addresses and the number of Versatech Shares respectively owned by the Versatech Stockholders.

            4.2 Corporate Status. Versatech is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

            4.3 Capitalization. The authorized capital stock of Versatech consists of 1,000,000 shares of Class a common voting stock, one dollar ($1.00) par value, of which 100 shares are issued and outstanding, all fully paid and non-assessable. There are no outstanding options, warrants or calls pursuant to which any person has the right to purchase any authorized and unissued capital stock of Versatech.

            4.4 Financial Statements. The financial statements of Versatech furnished to EPI, consisting of an unaudited balance sheet for the period ended October 31, 1997, attached hereto as Exhibit E, and incorporated herein by reference, are correct and fairly present the financial condition of Versatech as of these dates and for the periods involved, and such statements were prepared in accordance with generally accepted accounting principles consistently applied, and no material change has occurred in the matters disclosed therein, except as indicated in Exhibit F, which is attached hereto and incorporated herein by reference. These financial statements do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

            4.5 Undisclosed Liabilities. Versatech has no material liabilities of any nature except to the extent reflected or reserved against in the balance sheets, whether accrued, absolute, contingent or otherwise, including, without limitation, tax liabilities and interest due or to become due, except as set forth in Exhibit F attached hereto and incorporated herein by reference.

            4.6 Interim Changes. Since the date of these balance sheets, except as set forth in Exhibit F, there have been no (1) changes in the financial condition, assets, liabilities or business of Versatech, in the aggregate, have been materially adverse; (2) damages, destruction or loss of or to the property of Versatech, payment of any dividend or other distribution in respect of the capital stock of Versatech, or any direct or indirect redemption, purchase or other acquisition of any such stock; or (3) increases paid or agreed to in the compensation, retirement benefits or other commitments to their employees.

            4.7 Title to Property. Versatech has good and marketable title to all properties and assets, real and personal, proprietary or otherwise, reflected in these balance sheets, and the properties and assets of Versatech are subject to no mortgage, pledge, lien or encumbrance, except as reflected in the balance sheet or in Exhibit F, with respect to which no default exists.

            4.8 Litigation. There is no litigation or proceeding pending, or to the knowledge of Versatech, threatened, against or relating to Versatech or its properties or business, except as set forth in Exhibit F. Further, no officer, director or person who may be deemed to be an affiliate of Versatech is party to any material legal proceeding which could have an adverse effect on Versatech (financial or otherwise), and none is party to any action or proceeding wherein any has an interest adverse to Versatech.

            4.9 Books and Records. From the date of this Plan to the Closing, the Versatech Stockholders will cause Versatech to (1) give to EPI and its representatives full access during normal business hours to all of its offices, books, records, contracts and other corporate documents and properties so that EPI may inspect and audit them; and (2) furnish such information concerning the properties and affairs of Versatech as EPI may reasonably request.

           4.10 Tax Returns. Versatech has filed all federal and state income or franchise tax returns required to be filed or has received currently effective extensions of the required filing dates.

           4.11 Confidentiality. Until the Closing (and continuously if there is no Closing), Versatech, the Versatech Stockholders and their representatives will keep confidential any information which they obtain from EPI concerning its properties, assets and business. If the transactions contemplated by this Plan are not consummated by December 31, 1997, Versatech, the Versatech Stockholders will return to EPI all written matter with respect to EPI obtained by them in connection with the negotiation or consummation of this Plan.

           4.12 Investment Intent. The Versatech Stockholders are acquiring the shares to be exchanged and delivered to them under this Plan for investment and not with a view to the sale or distribution thereof, and the Versatech Stockholders have no commitment or present intention to liquidate
the Company or to sell or otherwise dispose of the EPI shares.   The Versatech
Stockholders shall execute and deliver to EPI on the Closing an Investment Letter attached hereto as Exhibit G and incorporated herein by reference, acknowledging the "unregistered" and "restricted" nature of the shares of EPI being received under the Plan in exchange for the Versatech Shares, and receipt of certain material information regarding EPI.

           4.13 Corporate Authority. Versatech has full corporate power and authority to enter into this Plan and to carry out its obligations hereunder and will deliver to EPI or its representative at the Closing a certified copy of resolutions of its Board of Directors authorizing execution of this Plan by its officers and performance thereunder.

           4.14 Due Authorization. Execution of this Plan and performance by Versatech hereunder have been duly authorized by all requisite corporate action on the part of Versatech, and this Plan constitutes a valid and binding obligation of Versatech and performance hereunder will not violate any provision of the Articles of Incorporation, Bylaws, agreements, mortgages or other commitments of Versatech.

           4.15 Environmental Matters. Versatech and the Versatech Stockholders have no knowledge of any assertion by any governmental agency or other regulatory authority of any environmental lien, action or proceeding, or of any cause for any such lien, action or proceeding related to the business operations of Versatech or its predecessors. In addition, to the best knowledge of Versatech, there are no substances or conditions which may support a claim or cause of action against Versatech or any of its current or former officers, directors, agents, employees or predecessors, whether by a governmental agency or body, private party or individual, under any Hazardous Materials Regulations. "Hazardous Materials" means any oil or petrochemical products, PCB's, asbestos, urea formaldehyde, flammable explosives, radioactive materials, solid or hazardous wastes, chemicals, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," or "toxic substances" under any applicable federal or state laws or regulations. "Hazardous Materials Regulations" means any regulations governing the use, generation, handling, storage, treatment, disposal or release of hazardous materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act and the Federal Water Pollution Control Act.

          4.15 Access to Information Regarding EPI. Versatech and the Versatech Stockholders acknowledge that they have been delivered copies of what has been represented to be documentation containing all material information respecting EPI and its present and contemplated business operations, potential acquisitions, management and other factors;
that they have had a reasonable opportunity to review such documentation and discuss it, to the extent desired, with their legal counsel, directors and executive officers; that they have had, to the extent desired, the opportunity to ask questions of and receive responses from the directors and executive officers of EPI, and with the legal and accounting firms of EPI, with respect to such documentation; and that to the extent requested, all questions raised have been answered to their complete satisfaction.

                                 Section 5

Conditions Precedent to Obligations of Versatech and the Versatech
Stockholders

          All obligations of Versatech and the Versatech Stockholders under this Plan are subject, at their option, to the fulfillment, before or at the Closing, of each of the following conditions:

            5.1 Representations and Warranties True at Closing. The representations and warranties of EPI contained in this Plan shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

            5.2 Due Performance. EPI shall have performed and complied with all of the terms and conditions required by this Plan to be performed or complied with by it before the Closing.

            5.3 Officers' Certificate. Versatech and the Versatech Stockholders shall have been furnished with a certificate signed by the President of EPI, in such capacity, attached hereto as Exhibit H and incorporated herein by reference, dated as of the Closing, certifying (1) that all representations and warranties of EPI contained herein are true and correct; and (2) that since the date of the financial statements (Exhibit C hereto), there has been no material adverse change in the financial condition, business or properties of EPI, taken as a whole.

            5.4 Opinion of Counsel of EPI. Versatech and the Versatech Stockholders shall have received an opinion of counsel for EPI, dated as of the Closing, to the effect that (1) the representations of Sections 3.1, 3.2 and 3.12 are correct; (2) except as specified in the opinion, counsel knows of no inaccuracy in the representations in 3.5, 3.6 or 3.7; and (3) the shares of EPI to be issued to the Versatech Stockholders under this Plan will, when so issued, be validly issued, fully paid and non-assessable.

            5.5 Assets and Liabilities of EPI. EPI shall have no material assets and no liabilities at Closing, and all costs, expenses and fees incident to the Plan shall have been paid.

            5.6 Resignation of Directors and Executive Officers and Designation of New Directors and Executive Officers. The present directors and executive officers of EPI shall resign, and shall have designated nominees of Versatech as outlined in Section 1.4 hereof as directors and executive officers of EPI to serve in their place and stead, until the next respective annual meetings of the stockholders and Board of Directors of EPI, and until their respective successors shall be elected and qualified or until their respective prior resignations or terminations.

            5.7     Reverse Split and Name Change of EPI.  The requirements of
Section 1.5 hereof shall have been fully satisfied at Closing.

                                 Section 6

                Conditions Precedent to Obligations of EPI

          All obligations of EPI under this Plan are subject, at its option, to the fulfillment, before or at the Closing, of each of the following conditions:

            6.1 Representations and Warranties True at Closing. The representations and warranties of Versatech and the Versatech Stockholders contained in this Plan shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

            6.2 Due Performance. Versatech and the Versatech Stockholders shall have performed and complied with all of the terms and conditions required by this Plan to be performed or complied with by them before the Closing.

            6.3 Officers' and Stockholders' Certificate. EPI shall have been furnished with a certificate signed by the President of Versatech, in such capacity, attached hereto as Exhibit I and incorporated herein by reference, dated as of the Closing, certifying (1) that all representations and warranties of Versatech and the Versatech Stockholders contained herein are true and correct; and (2) that since the date of the financial statements (Exhibit E), there has been no material adverse change in the financial condition, business or properties of Versatech, taken as a whole.

            6.4 Books and Records. The Versatech Stockholders or the Board of Directors of Versatech shall have caused Versatech to make available all books and records of Versatech, including minute books and stock transfer records; provided, however, only to the extent requested in writing by EPI at Closing.

            6.5 Acceptance by Versatech Stockholders. The terms of this Plan shall have been accepted by the Versatech Stockholders who own not less than 50.1% of the outstanding Versatech Shares by their execution and delivery of a copy of the Plan and related instruments.

            6.6 Reverse Split and Stock Issuance. The reverse split outlined in Section 1.5 hereof shall have been effected, and the "unregistered" and "restricted" post-split shares of common stock of EPI outlined in Sections 1(ii), (iii), (iv) and (v) hereof prior to or simultaneous with the Closing.

            6.7 Payment of $350,000. The $350,000 raised by EPI though the issuance of certain "unregistered" and "restricted" shares of its common stock as outlined in Section 1(v) hereof and Exhibit B hereto shall have been deposited in escrow and be available for payment to the designees of EPI as outlined in the Action By Unanimous Consent of Directors of EPI adopting, ratifying and approving the Plan.

                                 Section 7

                                Termination

          Prior to Closing, this Plan may be terminated (1) by mutual consent in writing; (2) by either the sole director of EPI or Versatech and the Versatech Stockholders if there has been a material misrepresentation or material breach of any warranty or covenant by the other party; or (3) by either the sole director of EPI or Versatech and the Versatech Stockholders if the Closing shall not have taken place, unless adjourned to a later date by mutual consent in writing, by the date fixed in Section 2.

                                 Section 8

                            General Provisions

            8.1 Further Assurances. At any time, and from time to time, after the Closing, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Plan.

            8.2 Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

            8.3 Brokers. Each party represents to the other parties hereunder that no broker or finder has acted for it in connection with this Plan, and agrees to indemnify and hold harmless the other parties against any fee, loss or expense arising out of claims by brokers or finders employed or alleged to have been employed by he/she/it.

            8.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class registered or certified mail, return receipt requested, as follows:

               If to EPI:               5444 Westheimer, Suite 2000
                                        Houston, Texas 77056

               With a copy to:          Leonard W. Burningham, Esq.
                                        Suite 205 Hermes Building
                                        455 East 500 South Street
                                        Salt Lake City, Utah 84111

               If to Versatech:         P. O. Box 1227
                                        Spur 239 and Alderete Lane
                                        Del Rio, Texas 78841

               With a copy to:          Thomas C. Pritchard, Esq.
                                        1111 Bagby Street, Suite 2450
                                        Houston, Texas 77002

               If to the Versatech To the Addresses listed in Exhibit A
                    Stockholders:

            8.5 Entire Agreement. This Plan constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation, or communication, whether oral or written, including the Letter of Intent dated December 1, 1997, between the parties hereto relating to the transactions contemplated herein or the subject matter hereof.

            8.6 Headings. The section and subsection headings in this Plan are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Plan.

            8.7 Governing Law. This Plan shall be governed by and construed and enforced in accordance with the laws of the State of Nevada, except to the extent pre- empted by federal law, in which event (and to that extent only), federal law shall govern.

            8.8 Assignment. This Plan shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided however, that any assignment by any party of its rights under this Plan without the prior written consent of the other parties shall be void.

            8.9 Counterparts. This Plan may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Reorganization effective the day and year first above written.

                              ENVIRONMENTAL PYROGENICS, INC.


Date: 12/22/97.               By/s/William A. Silvey, Jr.
                                   William A. Silvey, Jr., President


                              VERSATECH MANUFACTURING, INC.


Date: 12/24/97.               By/s/Robert Michelini
                                   Robert Michelini, President


                              VERSATECH STOCKHOLDERS


Date: 12/24/97.               By/s/Thomas Michelini
                                   Thomas Michelini


                              FAIRFAX INDUSTRIES, INC.


Date: 12/24/97.               By/s/Robert Michelini
                                   Robert Michelini, President

                                 EXHIBIT A


                                                  Number of Shares of
                         Number of Shares                 EPI
                             Owned of                    to be
Name and Address            Versatech          Received in the Exchange

Fairfax Industries, Inc.      80                  2,400,000
46641 Arboretum Circle
Plymouth, Michigan 48170

Gecamex Industries, Inc.      12                    360,000
Spur 239 & Alderete Lane
Del Rio, Texas 78840

Thomas Michelini               8                    240,000
474 North Lake Shore Drive
Apt. #3609
Chicago, Illinois 60611

Environmental Pyrogenics, Inc
c/o 5444 Westheimer, Suite 2000
Houston, Texas 77056

                           SCHEDULE "A"

(450,000 post-split shares of its "unregistered" and "restricted" common stock for non-capital, raising services rendered, all to be issued pursuant to Rule 701 of the Securities and Exchange Commission)

Shareholders                  Post Reorganization Shares

Burningham, Leonard W., Esq.                  90,000
Hermes Building, Suite 205
455 East Fifth South
Salt Lake City, Utah 84111-3323

Schmidt, Roger N.                            90,000
P.O. Box 22254
Houston, Texas 77227

Silvey, W.A. Jr.                            135,000
5227 Cripple Creek Court
Houston, TX 77017

Thompson, W. Scott                          135,000
P.O. Box 27701
Houston, TX 77227
    Total Shares:   450,000

Environmental Pyrogenics, Inc
c/o 5444 Westheimer, Suite 2000
Houston, Texas 77056


                              SCHEDULE "B"

               (Unregistered and Restricted Common Stock Shares)

            (Issued under an exemption from registration provided
           for under Section 4(2) of the Securities Act of 1933, as
             amended to Northport Industries, Inc. as the Finder)

Shareholders                 Post Reoreanization Shares

Northport Industries, Inc.             350,000
One West Loop South, Suite 100
Houston, Texas 77027

Burningham, Leonard W., Esq.           100,000
Hermes Building, Suite 205
455 East Fifth South
Salt Lake City, Utah 84111-3323

                Total Shares:          450,000

The 100,000 common stock shares will be held for benefit of Northport Industries by the Trustee and released to Northport when earned. Earned is defined as Northport Placement or causing the Placement of not less than 200,000 USD of the $1,000,000 Initial Financing placement to be initiated at closing of the Reorganization and completed in not less than 180 days from said closing date.

Environmental Pyrogenics, Inc
c/o 5444 Westheimer, Suite 2000
Houston, Texas 77056

                                  SCHEDULE "C"

               (Unregistered and Restricted Common Stocks Shares)

(Issued under an exemption from registration provided for under Section 4(2) of the Securities Act of 1933, as amended to Northport Industries, Inc. as the Finder)

    Shareholders                Post Reorganization Shares

Burningham, Leonard W., Esq.            50,000
Hermes Building, Suite 205
455 East Fifth South
Salt Lake City, Utah 84111-3323

                 Total Shares:          50,000

The 50,000 common stock shares will be held for benefit of Continental Capital Corp., by the Trustee, and released to Continental Capital Corp. when earned.

Environmental Pyrogenics, Inc
c/o 5444 Westheimer, Suite 2000
Houston, Texas 77056

                                  SCHEDULE "D"

Unregistered and restricted common stocks shares issued under an exemption from registration provided for under Section 4(2) of the Securities Act of 1933, as amended

Name & Address                       Post Reorganization Shares

Aurous, Ltd                                    110,000
P.O. Box 2097
Grand Cayman, Cayman Islands
B.W.I.

Aurous, Ltd.                                    20,000
P.O. Box 2097
Grand Cayman, Cayman Islands
B.W.I.

Bourgoyne, Rene'                                20,000
6002 Lawn
Houston, Texas 77088

DUFO, Ltd.P.O. Box 2097                         20,000
Grand Cayman, Cayman Islands
B.W.I.

Fulton Holdings, Ltd., #1                      185,000
P.O. Box 2097
Grand Cayman, Cayman Islands
B.W.I.

Fulton Holdings, Ltd., #2                       10,000
P.O. Box 2097
Grand Cayman, Cayman Islands
B.W.I.

Michelsen, Maureen                              10,000
9700 Leawood, #1214
Houston, Texas 77099

Post Oak, Ltd., #1                             165,000
P.O. Box 2097
Grand Cayman, Cayman Islands
B.W.I.

Post Oak, Ltd., #2                              10,000
P.O. Box 2097
Grand Cayman, Cayman Islands
B.W.I.

Pritchard, Thomas, Esq.                         50,000
1111 Bagby, Suite 2450
Houston, Texas 77002
    Total:                                     600,000

Environmental Pyrogenics, Inc
c/o 5444 Westheimer, Suite 2000
Houston, Texas 77056

                               SCHEDULE "E"
                                  WORKOUT

(Unregistered and restricted common stocks shares issued under an exemption from registration provided for under Section 4(2) of the Securities Act of 1933, as amended)

(These shares are the 50,000 shares original1y to be held in Escrow by Leonard Burningbam, Esq., pending satisfaction of performance)

Name & Address                   Post Reorganization Shares

Corbin Trusts 1996                           8,000
450 First National Bank Bldg.
Amarillo, Texas 97101

Crumly, Richard                              8,000
P.O. Box 460633
San Antonio, Texas 78246

Dailey, Joseph J.                            6,400
1110 Romaine Lane
Houston, Texas 77090

Eric, Inc.                                     500
24 Greenway Plaza, #616
Houston, Texas 77046

Forster, Fred III                              600
P.O. Box 698
Alto, New Mexico 88312

Jefferson Fund 1                             2,500
1861 Brown Blvd., Suite 669
Arlington, Texas 76006

Mills, Danny                                 8,000
10010 San Pedro St.
San Antonio, Texas 78216

Smith, Daniel T.                            10,100
2004 Tennessee
Baytown,Texas 77520-6336

Segall, Celia L                                500
1201 MoDuffie, #178
Houston, Texas 77019

Serafino, Victor C.                            600
14738 Cindywood
Houston, Texas 77079

Wooten, Odis C.                              4,000
c/o Nanosoft
3040 Post Oak Blvd.
Houston, TX 77056

Zummo, Pete F.                                 800
5775 Clinton Ave.
Beaumont, Texas 77706

                                            50,000

Environmental Pyrogenics, Inc
c/o 5444 Westheimer, Suite 2000
Houston, Texas 77056

                                  EXHTBIT "B"
                         PRIVATE PLACEMENT STOCKHOLDERS

(Subject to $350,000 being deposited in escrow by the persons listed prior to or simultaneous with the execution and delivery of this Plan, which sum shall be paid to the designees of EPI on Closing, an additional 350,000 post-split shares of EPI's "unregistered" and "restricted" common stock shall be issued as follows:)

    Shareholders                                 Post Reorganization Shares

Leonard W. Burningham-ESCROW                           21,500
455 East 500 South, Suite #205
Salt Lake City, Utah 84111-3323

Leonard W. Burningham                                   7,500
455 East 500 South, Suite #205
Salt Lake City, Utah 84111-3323

Gerard J. Bushey                                        5,000
35 Brookville Road
Brookville, NY 11545

Canine, Ltd.                                           25,000
P. O. Box 2097 GT
3rd Floor, Genesis Building
Grand Cayman, Cayman Islands B.W.I.

Claxton Management (D. Millican)                        5,000
5319 Holly
Bellaire, TX 77469

Kenny Davidson                                         25,000
1922 Thompson Crossing
Richmond, TX 77469

DUFO, Ltd.                                             10,000
P. O. Box 2097
3rd Floor, Genesis Building
Grand Cayman, Cayman Islands
B.W.I.

J. Wayne Dyer                                           5,000
13 Farrell
Houston, TX 77022

Shirley Emmons                                          1,000
4314 Blind River
Pasadena, TX 77504

Thomas H. Haney                                         1,000
2806 Oeander
Pasadena, TX 77502

Franidin J. Harberg, jr.                               10,000
11 Greenway Plaza, #2100
Houston, TX 77046-1106

Steve & Rahkel Jackson                                 60,000
7913 Haydenberry Ct.                                   40,000
Nashville, TN 37221

Richard Kemmerer                                        1,000
17333 Thunder Creed Rd.
Eureka, MO 63025

John A. LaBeilo                                         2,000
2902 Veva Dr.
Pearland, TX 77584

Darrel Lewis                                          100,000
5016 Long Street Drive
Nashville, TN 37027

Henry Mathews                                           2,000
3204 Bennington
Pasadena, TX 77503

R. Edwin Pitts, M.D.                                   10,000
7710 Beechnut, Suite 100                               10,000
Houston, TX 77074

Debra B. Roberts                                        1,000
10010 Kirkbuff Dr.
Houston, TX 77074

John P. Sterner                                         5,000
11727 Dorrance Lane
Stafford, TX 77477

Amanda Tackett                                          1,000
1710 Jane Dr.
Pasadena, TX 77502
                                  TOTAL               350,000

                                 EXHIBIT C



                      ENVIRONMENTAL PYROGENICS, INC.

                           FINANCIAL STATEMENTS

                            FOR THE YEARS ENDED

                   DECEMBER 31, 1996 AND 1995 (AUDITED)

                           AND THE PERIOD ENDED

                         MARCH 31, 1997 (AUDITED)

                          Environmental Pyrogenics, Inc.
                          (A Development Stage Company)
                               Financial Statements
3 Months Ended March 31, 1997, the 2 Years Ended December 31, 1996 and 1995, and the Period from December 8, 1986 (Date of Inception) Through December 31,
                                        1994

Malone & Bailey [letterhead]

May 1, 1997

                          INDEPENDENT ACCOUNTANTS' REPORT

To the Board of Directors
Environmental Pyrogenics, Inc.
Houston, Texas

We have audited the accompanying balance sheet of Environmental Pyrogenics, Inc. (a Nevada corporation, and a development stage company) as of March 31, 1997, and December 31, 1996, 1995 and 1994, and the related statements of income, stockholders' equity and cash flows for the 3 months, 2 years and the period from December 8, 1986 (date of inception) through December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Environmental Pyrogenics, Inc. at March 31, 1997, December 31, 1996, 1995 and 1994, and results of their operations and their cash flows for the 3 months, 2 years and the period from December 8, 1986 (date of inception) through December 31, 1994, in conformity with generally accepted accounting principles.

/s/Malone & Bailey, PLLC

                         ENVIRONMENTAL PYROGENICS, INC.
                         (A Development Stage Company)
                               BALANCE SHEETS
                 March 31, 1997, December 31, 1996, 1995 and 1994

                                     1997        1996        1995        1994
ASSETS
Cash                              $      0     $      0   $      0    $     0
Other                                    -            -          -          -
TOTAL ASSETS                             0            0          0          0

LIABILITIES
Accounts payable                  $      0     $      0   $      0    $     0

STOCKHOLDERS' EQUITY
Preferred stock, $.25 par value,
12,500,000 shares authorized,
934,167 shares issued and
outstanding                        233,542      233,542    233,542    233,542
Common stock, $.001 par value,
25,000,000 shares authorized,
7,888,334 shares issued and
outstanding                          7,888        7,888      7,888      7,888
Deficit paid in capital           (131,144)    (135,380)  (135,380)  (135,380)
Deficit accumulated during the
development stage                 (110,286)    (106,059)  (106,050)  (106,059)
TOTAL STOCKHOLDERS' EQUITY               0            0          0          0
TOTAL LIABILITIES AND EQUITY      $      0     $      0  $       0  $       0

See notes to financial statements.

                      ENVIRONMENTAL PYROGENICS, INC.
                      (A Development Stage Company)
                          STATEMENTS OF INCOME
                     3 Months Ended March 31, 1997,
            the 2 Years Ended December 31, 1996 and 1995, and the
  Period from December 8, 1986 (Date of Inception) Through December 31, 1994
                                                                   Period from
                                                                  Dec. 8, 1986
                                                                   (Inception)
                                                                     Through
                                      1997        1996     1995    Dec.31,1994
Revenues                           $      0    $      0  $     0   $      0
Selling, General and
Administrative Expenses               4,236           0        0          0
Net income from continuing
operations                           (4,236)          0        0          0
Net (loss) from discontinued
operations                                0           0        0   (106,050)
Net (loss)                         $ (4,236)   $      0  $     0  $(106,050)

See notes to financial statements.

                       ENVIRONMENTAL PYROGENICS, INC.
                       (A Development Stage Company)
                         STATEMENTS OF CASH FLOWS
3 Months Ended March 31, 1997, the 2 Years Ended December 31, 1996 and 1995,
and the Period from December 8, 1986 (Date of Inception) Through December 31,
                                     1994
                                                            Period from
                                                           Dec. 22, 1986
                                                            (Inception)
                                                              Through
                                   1997    1996    1995    Dec. 31, 1994
CASH FLOWS FROM OPERATING
ACTIVITIES
Net (deficit)                     $( 4,236) $   0  $    0  $( 106,050)
Adjustments to reconcile
net income to net
cash provided by operating
activities:
Depreciation                                                   11,751
Issuance of stock                    4,236                     65,000
NET CASH USED BY
OPERATING ACTIVITIES                     0                    (29,299)

CASH FLOWS FROM INVESTING
ACTIVITIES
Acquisition of fixed assets                                   (11,751)

CASH FLOWS FROM FINANCING
ACTIVITIES
Sales of common and preferred stock
stock for cash                                                367,503
Less: costs of issuance                                      (326,453)
NET CASH FROM FINANCING
ACTIVITIES                                                     41,050
NET INCREASE IN CASH                     0                          0
CASH AT BEGINNING OF PERIOD              0      0       0           0
CASH AT END OF PERIOD                    0      0       0           0

SUPPLEMENTAL DISCLOSURE
Noncash financing activities
Issuance of stock for merger with
Environmental Pyrogenics Services, Inc.                      $ 65,000
Issuance of 420,000 shares common stock
in exchange for services rendered                                 420
Capital contribution of corporate
expenses paid by stockholders      $ 4,236

See notes to financial statements.

                    ENVIRONMENTAL PYROGENICS, INC.
                    (A Development Stage Company)
            STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
    3 Months Ended March 31, 1997, the 2 Years Ended December 31, 1996
and 1995, and the Period from December 8, 1986 (Date of Inception) Through
                         December 31, 1994
                        Preferred Stock  Common Stock Paid in  Retained
                        Shares   Amount Shares Amount Capital (Deficit) Totals
Issuance in connection
with merger with
Environmental
Pyrogenics Services,
Inc., 1987           200,000 $50,000 6,000,000$6,000 $ 9,000         $65,000
Issuance of stock for
cash, 1987           734,167 183,542 1,468,334 1,468 182,073         367,083
Less: costs of issuance                                                    0
Net loss, 1986 - 1988    -       -         -     -           (39,935)(39,935)
Balances, April 30,
1988 as previously
reported             934,167 233,542 7,888,334 7,468 191,073 (39,935)392,148
Prior period adjustment  -       -         -     -  (326,453)       (326,453)
Balances, April 30,
1988 as restated     934,167 233,542 7,888,334 7,468(135,380)(39,935) 65,695
Issuance of stock
for services, 1988                     420,000   420                     420
Corporate expenses
paid by stockholders,
March, 1997                                            4,236           4,236
Write off of
intangibles acquired
in 1988 merger                                               (65,000)(65,000)
Net loss, May, 1988
- December, 1994                                              (1,115) (1,115)
Net loss, 1994 -
March 31, 1997                                                        (4,236)
Balances,
March 31, 1997       934,167 233,542 7,888,334 7,888(131,144)(110,286)     0

See notes to financial statements.
                         ENVIRONMENTAL PYROGENICS, INC.
                         (A Development Stage Company)
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 - DEVELOPMENT STAGE OPERATIONS
The Company was incorporated December 8, 1986, in the state of Nevada. In 1987, the Company completed a reverse merger as follows:

     Environmental Pyrogenics Services, Inc.: This entity attempted the business of industrial and oil field waste disposal. 200,000 shares of preferred stock and 6,000,000 shares of common stock was issued in connection with this acquisition. This transaction was valued at $65,000.

The Company registered a public stock offering with the state of Nevada in 1987. $367,083 gross cash proceeds was raised, with $326,453 spent on the public offering and related financing efforts. Net proceeds of $40,630 was spent on operating activities.

The Company has been inactive since 1989. There are no liabilities, judgments or pending legal actions. Subsequent debt forgiveness amounted to $32,060, which offset additional losses incurred since May 1, 1988.

In March, 1997 certain shareholders of the Company paid certain registration, legal and accounting expenses of the Company.

NOTE 2 - PRIOR PERIOD ADJUSTMENT

The Company erroneously recorded its costs of equity securities sales as an intangible asset in its financial statements as of April 30, 1988. The correct treatment is to record these costs as a reduction of paid-in capital.

                                 EXHIBIT D

                  EXCEPTIONS TO EPI FINANCIAL STATEMENTS

          None.

                                 EXHIBIT E

                       VERSATECH MANUFACTURING, INC.

                           FINANCIAL STATEMENTS

                    VERSATECH MANUFACTURING, INC.
                       Pro-Forma Balance Sheet
                                           10/31/97
ASSETS
Current Assets:
Cash                                         176,572
Accounts Receivable, Trade                   281,149
Notes Receivable Northport                     3,507
Accts. Receivable-TTM                         60,335
Due from loving, S.A.                         (1,510)
Prepaids                                       2,863
Raw Material Inventory                       101,836
finished Goods Inventory                     182,114
Total Current Assets                         796,866

Property & Equipment
Building Improvements                            -
Machinery & Equipment                        382,702
Furniture & Fixtures                          17,470
Less Acc Dep                                 (26,685)
Total Property & Equipment                   373,487

TOTAL ASSETS                               1,170,353

LIABILITIES
Current Liabilities
Accounts Payable                             196,387
Advances From Fairfax                          8,475
Accrued Liabilities                            7,614
Total Current Liabilities                    212,476

Long Term Debt
Leases Payable
N/P Gecamex                                  400,000
N/P Bob Michelini                             39,502
N/P Associates                                17,747
Total Long Term Debt                         457,349

Equity
Common Stock                                 101,000
Additional paid in capital                   502,981
Net income-Year to Date                     (103,453)
Total Equity                                 500,528

Total Liabilities And Equity               1,170,353

Prepared By Management

                                 EXHIBIT F

               EXCEPTIONS TO VERSATECH FINANCIAL STATEMENTS

          None.

                                 EXHIBIT G

Environmental Pyrogenics, Inc.
5444 Westhiemer, Suite 2000
Houston, Texas 77056

Re: Exchange of shares of Versatech Manufacturing, Inc., a Texas corporation ("Versatech"), for shares of Environmental Pyrogenics, Inc., a Nevada corporation ("EPI" or the "Company")

Dear Ladies and Gentlemen:

          Pursuant to that certain Agreement and Plan of Reorganization (the "Plan") between the undersigned, Versatech, the other stockholders of Versatech and EPI, I acknowledge that I have approved this exchange; that I am aware of all of the terms and conditions of the Plan; that I have received and personally reviewed a copy of the Plan and any and all material documents regarding the Company, including, but not limited to Articles of Incorporation, Bylaws, minutes of meetings of directors and stockholders, financial statements and the Plan and related exhibits. I represent and warrant that no director or executive officer of the Company or any associate of either has solicited this exchange; that I am an "accredited investor" as that term is known under the Rules and Regulations of the Securities and Exchange Commission (see Exhibit "A" hereto); and/or, I represent and warrant that I have sufficient knowledge and experience to understand the nature of the exchange and am fully capable of bearing the economic risk of the loss of my entire cost basis.

          I further understand that immediately prior to the completion of the Plan, EPI had little, if any assets, of any measurable value, and that in actuality, the completion of the Plan and the exchange of my shares of Versatech for shares of EPI results in a decrease in the actual percentage of ownership that my shares of Versatech represented in Versatech prior to the completion of the Plan.

          I understand that you have and will make books and records of your Company available to me for my inspection in connection with the contemplated exchange of my shares, options or warrants, and that I have been encouraged to review the information and ask any questions I may have concerning the information of any director or officer of the Company or of the legal and accounting firms for the Company.

          I also understand that I must bear the economic risk of ownership of any of the EPI shares, options or warrants for a long period of time, the minimum of which will be one (1) year, as these shares are "unregistered" shares and may not be sold unless any subsequent offer or sale is registered with the United States Securities and Exchange Commission or otherwise exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), or other applicable laws, rules and regulations.

          I intend that you rely on all of my representations made herein and those in the personal questionnaire (if applicable) I provided to Versatech for use by EPI as they are made to induce you to issue me the shares of EPI under the Plan, and I further represent (of my personal knowledge or by virtue of my reliance on one or more personal representatives), and agree as follows, to-wit:

          1. That the shares being acquired are being received for investment purposes and not with a view toward further distribution;

          2. That I have a full and complete understanding of the phrase "for investment purposes and not with a view toward further distribution";

          3. That I understand the meaning of "unregistered" shares and know that they are not freely tradeable;

          4. That any stock certificate issued by you to me in connection with the shares being acquired shall be imprinted with a legend restricting the sale, assignment, hypothecation or other disposition unless it can be made in accordance with applicable laws, rules and regulations;

          5. I agree that the stock transfer records of your Company shall reflect that I have requested the Company not to effect any transfer of any stock certificate representing any of the shares being acquired unless I shall first have obtained an opinion of legal counsel to the effect that the shares may be sold in accordance with applicable laws, rules and regulations, and I understand that any opinion must be from legal counsel satisfactory to the Company and, regardless of any opinion, I understand that the exemption covered by any opinion must in fact be applicable to the shares;

          6. That I shall not sell, offer to sell, transfer, assign, hypothecate or make any other disposition of any interest in the shares, options or warrants being acquired except as may be pursuant to any applicable laws, rules and regulations;

          7. I fully understand that my shares which are being exchanged for shares of the Company are "risk capital," and I am fully capable of bearing the economic risks attendant to this investment, without qualification; and

          8. I also understand that without approval of counsel for EPI, all shares of EPI to be issued and delivered to me in exchange for my shares of Versatech shall be represented by one certificate only and which such certificate shall be imprinted with the following legend or a reasonable facsimile thereof on the front and reverse sides thereof:

          The shares, options or warrants of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 under the Act.

          Any request for more than one stock certificate must be accompanied by a letter signed by the requesting stockholder setting forth all relevant facts relating to the request. EPI will attempt to accommodate any stockholders' request where EPI views the request is made for valid business or personal reasons so long as in the sole discretion of EPI, the granting of the request will not facilitate a "public" distribution of unregistered shares of EPI.

          You are requested and instructed to issue a stock certificate as follows, to-wit:

          ________________________________________________________
          (Name(s) and Number of Shares)

          ________________________________________________________
          (Address)

          ________________________________________________________
          (City, State and Zip Code)

          If joint tenancy with full rights of survivorship is desired, put the initials JTRS after your names.

          Dated this ________ day of __________________________, 1997.

                              Very truly yours,
                         /s/Robert T. Michelini
                         /s/Thomas R. Michelini

                              __________________________________

                                EXHIBIT H

                    CERTIFICATE OF OFFICER PURSUANT TO

                   AGREEMENT AND PLAN OF REORGANIZATION


          The undersigned, the President of Environmental Pyrogenics, Inc., a Nevada corporation ("EPI"), represents and warrants the following as required by the Agreement and Plan of Reorganization (the "Plan") between EPI and Versatech Manufacturing, Inc., a Texas corporation ("Versatech"), and the stockholders of Versatech (the "Versatech Stockholders"), to-wit:

          1. That he is the President of EPI and has been authorized and empowered by its Board of Directors to execute and deliver this Certificate to Versatech and the Versatech Stockholders;

          2. Based upon his personal knowledge, information, belief and opinions of counsel for EPI regarding the Plan:

              (i) All representations and warranties of EPI contained within the Plan are true and correct;

             (ii) EPI has complied with all terms and provisions required of it pursuant to the Plan; and

            (iii) There have been no material adverse changes in the financial position of EPI as set forth in its financial statements for the period ended March 31, 1997, and the years ended December 31, 1996 and 1995, except as set forth in Exhibit D to the Plan.


                              ENVIRONMENTAL PYROGENICS, INC.


                              By_/s/William A. Silvey, Jr._____
                                   William A. Silvey, Jr., President

                                 EXHIBIT I


                    CERTIFICATE OF OFFICER PURSUANT TO

                   AGREEMENT AND PLAN OF REORGANIZATION


          The undersigned, the President of Versatech Manufacturing, Inc., a Texas corporation ("Versatech"), represents and warrants the following as required by the Agreement and Plan of Reorganization (the "Plan") between Versatech, its stockholders (the "Versatech Stockholders") and Environmental Pyrogenics, Inc., a Nevada corporation ("EPI"), to-wit:

          1. That he is the President of Versatech and has been authorized and empowered by its Board of Directors to execute and deliver this Certificate to EPI;

          2.   Based on his personal knowledge, information, belief:

              (i) All representations and warranties of Versatech contained within the Plan are true and correct;

             (ii) Versatech has complied with all terms and provisions required of it pursuant to the Plan; and

            (iii) There have been no material adverse changes in the financial position of Versatech as set forth in its Balance Sheet dated October 31, 1997, except as set forth in Exhibit E to the Plan.


                              VERSATECH,  INC.


                              By/s/Robert Michelini
                                  Robert Michelini, President